Blue Sphere Corporation 10-Q

Exhibit 10.17

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of 7th June 2018, by and between Blue Sphere Corp., a Nevada corporation, with headquarters located at 301 McCullough Drive, 4th floor, Charlotte, NC 28262 (the “Company”) and Bedrijvenpark ‘t Chijnsgoed B.V. a private company with limited liability having its office seat at Voltstraat 5b, 5753 RL, in Deurne, The Netherlands (the “Buyer”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Note (as defined below).

WHEREAS:

A.           The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.           Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a non-interest bearing convertible note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of Euro 282,332.00 (the “Note”), convertible into shares of common stock, of the Company (the “Conversion Shares”), upon the terms and subject to the limitations and conditions set forth in such Note;

C.           The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature page hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.           Purchase and Sale of Note.

a.       Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer’s name on the signature page hereto.

b.       Consideration. In exchange for the issuance and delivery of the Note, the Buyer hereby agrees to accept the Note instead of payments in cash due under the Lease for the period 1 February 2018 through 31 August 2018 in an amount equal to the Principal Amount on the conditions and subject to the terms of the Note.

c.       Closing Date. The date and time of the first issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about 7 June 2018, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2.            Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a.       Reliance on Exemptions. The Buyer understands that the Note and the Conversion Shares (together, the “Securities”) are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

b.       Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

c.       Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. ”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions.

d.       Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

e.       Residency. The Buyer is a resident of The Netherlands.

3.            Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a.       Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.       Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.       Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.      No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the OTC marketplace (the “OTC MARKETS”) and does not reasonably anticipate that the Common Stock will be delisted by the OTC Markets in the foreseeable future, nor are the Company’s securities “chilled” by DTC. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

4.           COVENANTS.

a.       Expenses. Each party to this Agreement shall be responsible for and bear its own expenses in connection herewith and the transactions contemplated hereby.

b.       Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement market, the Nasdaq stock market (“Nasdaq”) or the New York Stock Exchange (“NYSE”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable.

c.       Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq or NYSE.

5.            Governing Law; Miscellaneous.

a.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York, or the Federal courts within the southern or eastern districts of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury.

b.        Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c.        Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.        Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.        Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f.         Notices. Any and all notices or other communications or deliveries to be provided by the Buyer or Company hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile/email, sent by a nationally recognized overnight courier service, addressed to the Company or Buyer (as the case may be), at the address set forth or such other address or facsimile number or email address as the Company or Buyer may specify for such purposes by notice to the Buyer or Company delivered in accordance with this Section. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered prior to 5:30 p.m. EST, (ii) the date after the date of transmission, if such notice or communication is delivered later than 5:30 p.m. EST on any date and earlier than 11:59 p.m. EST on such date, (iii) the second Business Day following the date of mailing, if sent by internationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

g.       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h.       Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

By:	/s/ Shlomi Palas
Name:	Shlomi Palas
Title:	CEO

Bedrijvenpark ‘t Chijnsgoed B.V.

By:	/s/ Bedrijvenpark ‘t Chijnsgoed B.V.
Name:
Title:

EXHIBIT A

NON-INTEREST BEARING CONVERTIBLE NOTE – EURO 282,332.00